UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 29, 2026
Johnson & Johnson
(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
2.700% Notes Due February 2029	JNJ29B	New York Stock Exchange
3.200% Notes Due June 2032	JNJ32	New York Stock Exchange
3.050% Notes Due February 2033	JNJ33B	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange
3.350% Notes Due June 2036	JNJ36A	New York Stock Exchange
3.350% Notes Due February 2037	JNJ37B	New York Stock Exchange
3.550% Notes Due June 2044	JNJ44	New York Stock Exchange
3.600% Notes Due February 2045	JNJ45	New York Stock Exchange
3.700% Notes Due February 2055	JNJ55	New York Stock Exchange

Item 7.01 Regulation FD Disclosure
On July 29, 2026, Johnson & Johnson (the “Company”) announced the completion of the acquisition of Firefly Bio, Inc. (“Firefly”) and the entry into strategic agreements and collaboration with Sail Biomedicines (“Sail”). The combination of these two transactions is expected to reduce the Company’s adjusted operational earnings per share (Adjusted Operational EPS) and adjusted earnings per share (Adjusted EPS) by approximately $0.64 in 2026, consisting of approximately $0.46 attributable to the Firefly acquisition and approximately $0.18 attributable to the Sail transaction.

As a result of these transactions, the Company is updating its full year 2026 guidance relative to the guidance previously issued on July 15, 2026, as set forth below:

($ in billions, except EPS)	July 29, 2026	July 15, 2026	Transactions Impact
Adjusted operational sales[1,2] Change vs. prior year / midpoint	6.2% - 6.8% / 6.5%		Maintain
Operational sales2 / midpoint	$100.3B - $100.9B / $100.6B
Change vs. prior year / midpoint	6.5% - 7.1% / 6.8%
Estimated reported sales3 / midpoint	$100.8B - $101.4B / $101.1B
Change vs. prior year / midpoint	7.0% - 7.6% / 7.3%
Adjusted pre-tax operating margin[4,5]	Decrease by ~ 75 bps vs. prior year	Increase by ~ 75 bps vs. prior year	Decrease ~ 150 bps
Adjusted operational EPS (diluted)2,4 / midpoint	$10.86 - $11.01 / $10.94	$11.50 - $11.65 / $11.58	Decrease $0.64
Change vs. prior year / midpoint	0.7% - 2.1% / 1.4%	6.6% - 8.0% / 7.3%	Decrease 5.9%
EPS – Currency impact (dollars / percentage)	$0.10 / 0.9%		Maintain
Adjusted EPS (diluted)3,4 / midpoint	$10.96 - $11.11 / $11.04	$11.60 - $11.75 / $11.68	Decrease $0.64
Change vs. prior year / midpoint	1.6% - 3.0% / 2.3%	7.5% - 8.9% / 8.2%	Decrease 5.9%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: July 2026 = $1.15 (illustrative purposes only)
4Non-GAAP measure; excludes intangible amortization expense and special items
5Sales less: COGS, SM&A and R&D expenses
Note: values may have been rounded

The combination of these two transactions is also expected to reduce the Company’s 2027 Adjusted Operational EPS and Adjusted EPS by approximately $1.36, consisting of approximately $0.08 attributable to the Firefly acquisition and approximately $1.28 attributable to the Sail transaction, which assumes Sail’s achievement of certain development milestones and the Company’s option grant, if exercised, under the agreements with Sail.

The Company’s press release announcing the completion of the Firefly acquisition is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company’s press release announcing the strategic agreements and collaboration with Sail is attached to this Current Report on Form 8-K as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding the acquisition of Firefly Bio, Inc. and the strategic agreements and collaboration with Sail Biomedicines and their expected effect on the financial results of Johnson & Johnson. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from our current expectations and projections. A further list and description of these risks, uncertainties and other factors can be found in Johnson & Johnson’s annual report on Form 10-K for the fiscal year ended December 28, 2025, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com, investor.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Non-GAAP Financial Measures
This Current Report on Form 8-K includes adjusted operational sales, operational sales, adjusted pre-tax operating margin, adjusted operational EPS, and adjusted EPS, which are non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures enhances the Company’s and investors’ understanding of our financial performance. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The most directly comparable GAAP measures to adjusted operational sales and operational sales is sales. The most directly comparable GAAP measure to adjusted pre-tax operating margin is operating margin. The most directly comparable GAAP measures to adjusted operational EPS and adjusted EPS is earnings per share, or EPS. The Company is not providing reconciliations to these GAAP metrics, however, because Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis as the Company is unable to predict with reasonable certainty the ultimate outcome of adjusted items, such as legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson’s results computed in accordance with GAAP.

Item 9.01 Financial statements and exhibits
(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 29, 2026
99.2	Press Release dated July 29, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 29, 2026

JOHNSON & JOHNSON
(Registrant)

By:	/s/ Marc Larkins
Marc Larkins Corporate Secretary